Offerings - Offering: 1	Oct. 02, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Debt
Security Class Title	5.401% Notes due 2037
Amount Registered | shares	2,161,606,000
Maximum Aggregate Offering Price	$ 2,161,606,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 298,517.79
Offering Note	Represents the aggregate principal amount of our 5.401% Notes due 2037 to be exchanged for our 5.401% Notes due 2037 registered hereunder.